As filed with the Securities and Exchange Commission on March 24, 2021

Registration No. 333-254366

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO.1 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CODE CHAIN NEW CONTINENT LIMITED

(Exact name of registrant as specified in its charter)

Nevada	47-3709051
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047 +86 028-84112941
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Vcorp Services, LLC 701 S Carson St Suite #200, Carson City, NV 89701
(Name, address including zip code, and telephone number, including area code, of agent for service)

With copies to:

William S. Rosenstadt, Esq.

Jason (“Mengyi”) Ye, Esq.

Yarona L. Yieh, Esq.
Ortoli Rosenstadt LLP
366 Madison Avenue, 3rd Floor
New York, New York, U.S.A., 10017
Telephone: (212) 588-0022

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement, as determined by market and other conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer,  smaller  reporting  company,  or an emerging  growth company.  See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in  Rule  12b-2  of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered(1)	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(3)
Primary Offering
Common Stock, par value $0.0001 per share,
Preferred Stock, par value $0.0001 per share
Debt Securities
Convertible Debt Securities
Warrants
Rights
Units
Total	$500,000,000	(2)(3)	$54,550	(4)

(1)	There are being registered under this registration statement such indeterminate number of shares of common stock, number of shares of preferred stock, number of debt securities, number of convertible debt securities number of warrants to purchase shares of common stock and/or preferred stock, number of rights to purchase our securities and a combination of such securities, separately or as units, as may be sold by the registrant from time to time, which collectively shall have an aggregate initial offering price not to exceed $500,000,000. The securities registered hereunder also include such indeterminate number of shares of common stock as may be issued upon conversion, exercise or exchange of warrants that provide for such conversion into, exercise for or exchange into shares of common stock. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the shares of common stock being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends, or similar transactions.

(2)	The proposed maximum offering price per unit of securities and the proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder. The aggregate maximum offering price of all securities issued pursuant to this registration statement will not exceed $500,000,000.

(3)	Estimated solely for the purpose of calculating the registration fee for a primary offering pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to Rule 457(o) under the Securities Act and General Instruction II.D. of Form S-3, the table does not specify by each class information as to the amount to be registered or proposed maximum offering price per unit. The total amount is being paid herewith.

(4)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to Form S-3 (this “Amendment”) is being filed to amend the Registration Statement on Form S-3 (File No. 333-254366) originally filed by Code Chain New Continent Limited on March 16, 2021 (the “Registration Statement”). The sole purpose of this Amendment is to include Exhibit 4.10, the Form of Indenture, on the Exhibit Index hereto. Accordingly, this Amendment consists only of the cover page of the Registration Statement, this Explanatory Note, the Exhibit Index to the Registration Statement, the signature pages and Exhibit 4.10 filed herewith. This Amendment does not modify any provision of the prospectus contained in Part I or the balance of Part II of the Registration Statement.

Item 16. Exhibits.

The following documents are filed as exhibits to this registration statement, including those exhibits incorporated herein by reference to a prior filing under the Securities Act or the Exchange Act, as indicated in parentheses:

Exhibit Number	Description of Document

3.1	Articles of Incorporation, filed as exhibit 3.1 to the registration statement on Form S-1 filed on May 10, 2019 and incorporated herein by reference
3.2	Certificate of Amendment to Articles of Incorporation, filed as exhibit 3.2 to the registration statement on Form S-1 filed on May 10, 2019 and incorporated herein by reference
3.3	Certificate of Amendment of Articles of Incorporation, filed as exhibit 3.1 to the current report on Form 8-K filed on May 18, 2020 and incorporated herein by reference
3.4	Amended and Restated Bylaws, filed as exhibit 3.1 to the current report on Form 8-K filed on May 18, 2020 and incorporated herein by reference
4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Company., filed as exhibit 4.4 to the registration statement on Form S-1 filed on July 10, 2015 and incorporated herein by reference
4.2	Form of Registered Warrant, filed as exhibit 4.1 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
4.3	Form of Investor Warrant, filed as exhibit 4.2 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
4.4	Form of Placement Agent Warrant, filed as exhibit 4.3 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
4.5	Form of Lock-up Agreement, filed as exhibit 4.4 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
4.6**	Form of debt securities
4.7 **	Form of warrant agreement (including warrant certificate)
4.8**	Form of rights agreement
4.9**	Form of unit agreement (including unit certificate)
4.10*	Form of Indenture
5.1	Opinion of Ortoli Rosenstadt LLP, filed as exhibit 5.1 to the registration statement on Form S-3 filed on March 16, 2021 and incorporated herein by reference.
10.1	Employment Agreement between the Company and Yimin Jin dated April 15, 2019, filed as exhibit 10.1 to the current report on Form 8-K filed on April 15, 2019 and incorporated herein by reference
10.2	Employment Agreement between the Company and Yi Li dated April 25, 2019, filed as exhibit 10.1 to the current report on Form 8-K filed on April 26, 2019 and incorporated herein by reference
10.3	Employment Contract between the Company and Bibo Lin, dated February 25, 2020, filed as exhibit 10.2 to the current report on Form 8-K filed on February 26, 2020 and incorporated herein by reference
10.4	Employment Contract between the Company and Weidong (David) Feng dated February 1, 2021, filed as exhibit 10.1 to the current report on Form 8-K filed on February 1, 2021 and incorporated herein by reference
10.5	Employment Contract between the Company and Jianing (George) Yu dated February 1, 2021, filed as exhibit 10.2 to the current report on Form 8-K filed on February 1, 2021 and incorporated herein by reference
10.6	Director Offer Letter between the Company and Mr. Qihai Wang, dated April 25, 2019, filed as exhibit 10.5 to the current report on Form 8-K filed on April 26, 2019 and incorporated herein by reference
10.7	Director Offer Letter between the Company and Wei Xu, dated January 3, 2020, filed as exhibit 10.6 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference
10.8	Director Offer Letter between the Company and Mingyue Cai, dated February 25, 2020, filed as exhibit 10.1 to the current report on Form 8-K filed on February 26, 2020 and incorporated herein by reference
10.9	Director Offer Letter between the Company and Yajing Li, dated November 16, 2020, filed as exhibit 10.1 to the current report on Form 8-K filed on November 17, 2020 and incorporated herein by reference
10.10	Director Offer Letter between Code Chain New Continent Limited and Fei Gan, dated February 11, 2021, filed as exhibit 10.1 to the current report on Form 8-K filed on February 11, 2021 and incorporated herein by reference
10.11	Director Offer Letter between Code Chain New Continent Limited and Jin Wang, dated February 11, 2021, filed as exhibit 10.2 to the current report on Form 8-K filed on February 11, 2021 and incorporated herein by reference
10.12	Share Purchase Agreement dated January 3, 2020, filed as exhibit 10.1 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference
10.13	Technical Consultation and Services Agreement dated January 3, 2020, filed as exhibit 10.2 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference

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10.14	Equity Pledge Agreement dated January 3, 2020, filed as exhibit 10.3 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference
10.15	Equity Option Agreement dated January 3, 2020, filed as exhibit 10.4 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference
10.16	Voting Rights Proxy and Financial Support Agreement dated January 3, 2020, filed as exhibit 10.5 to the current report on Form 8-K filed on January 3, 2020 and incorporated herein by reference
10.17	Agreement to Assign Technical Consultation and Service Agreement dated January 11, 2021, filed as exhibit 10.2 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference
10.18	Agreement to Assign Equity Option Agreement dated January 11, 2021, filed as exhibit 10.3 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference
10.19	Agreement to Assign Equity Pledge Agreement dated January 11, 2021, filed as exhibit 10.4 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference
10.20	Agreement to Assign Voting Rights Proxy and Financial Supporting Agreement dated January 11, 2021, filed as exhibit 10.5 to the current report on Form 8-K filed on January 11, 2021 and incorporated herein by reference
10.21	Share Purchase Agreement dated November 30, 2018, filed as exhibit 10.1 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.22	Consulting Services Agreement dated November 30, 2018, filed as exhibit 10.2 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.23	Equity Pledge Agreement dated November 30, 2018, filed as exhibit 10.3 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.24	Call Option Agreement dated November 30, 2018, filed as exhibit 10.4 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.25	Voting Rights Proxy Agreement dated November 30, 2018, filed as exhibit 10.5 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.26	Operating Agreement dated November 30, 2018, filed as exhibit 10.6 to the current report on Form 8-K filed on December 03, 2018 and incorporated herein by reference
10.27	Agreement to Assign Call Option Agreement dated April 30, 2020, filed as exhibit 10.2 to the current report on Form 8-K filed on May 1, 2020 and incorporated herein by reference
10.28	Agreement to Assign Consulting Services Agreement dated April 30, 2020, filed as exhibit 10.3 to the current report on Form 8-K filed on May 1, 2020 and incorporated herein by reference
10.29	Agreement to Assign Equity Pledge Agreement dated April 30, 2020, filed as exhibit 10.4 to the current report on Form 8-K filed on May 1, 2020 and incorporated herein by reference
10.30	Agreement to Assign Voting Rights Proxy Agreement dated April 30, 2020, filed as exhibit 10.5 to the current report on Form 8-K filed on May 1, 2020 and incorporated herein by reference
10.31	Agreement to Assign Operating Agreement dated April 30, 2020, filed as exhibit 10.6 to the current report on Form 8-K filed on May 1, 2020 and incorporated herein by reference
10.32	Share Purchase Agreement by and Among Code Chain Code Chain New Continent Limited, Jiazhen Li, Long Liao and Chunyong Zheng, dated June 30, 2020, filed as exhibit 10.1 to the current report on Form 8-K filed on July 6, 2020 and incorporated herein by reference
10.33	Placement Agency Agreement, dated as of February 18, 2021, by and between the Company and Univest Securities, LLC, filed as exhibit 10.1 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
10.34	Securities Purchase Agreement, dated as of February 18, 2021, by and between the Company and certain Investors, filed as exhibit 10.2 to the current report on Form 8-K filed on February 18, 2021 and incorporated herein by reference
10.35	Asset Purchase Agreement dated February 23, 2021, filed as exhibit 10.1 to the current report on Form 8-K filed on March 1, 2021 and incorporated herein by reference
21.1	List of Subsidiaries, filed as exhibit 21.1 to the registration statement on Form S-3 filed on March 16, 2021 and incorporated herein by reference.
23.1	Consent of WWC, P.C., filed as exhibit 23.1 to the registration statement on Form S-3 filed on March 16, 2021 and incorporated herein by reference.
23.2	Consent of Ortoli Rosenstadt LLP (included in Exhibit 5.1)
24.1	Power of Attorney (Included on the signature page of the registration statement on Form S-3 filed on March 16, 2021)
25.1***	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of Debt Trustee (to be filed prior to any issuance of Debt Securities).

*	Filed herewith.

**	To be filed by amendment or incorporated by reference in connection with the offering of any securities, as appropriate.

***	If applicable, to be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Code Chain New Continent Limited certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on March 24, 2021.

CODE CHAIN NEW CONTINENT LIMITED

By:	/s/ Weidong (David) Feng
Name:	Weidong (David) Feng
Title:	Co-Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Yimin Jin	Co-Chairman of the Board of Directors and	March 24, 2021
Yimin Jin	Co-Chief Executive Officer (Principal Executive Officer)

/s/ Wei Xu	Co-Chairman of the Board of Directors and	March 24, 2021
Wei Xu	President (Principal Executive Officer)

/s/ Weidong (David) Feng	Co-Chief Executive Officer	March 24, 2021
Weidong (David) Feng	(Principal Executive Officer)

/s/ Yi Li	Chief Financial Officer	March 24, 2021
Yi Li	(Principal Financial and Accounting Officer)

*	Vice President	March 24, 2021
Bibo Lin

*	Director	March 24, 2021
Qihai Wang

*	Director	March 24, 2021
Mingyue Cai

*	Director	March 24, 2021
Yajing Li

*	Director	March 24, 2021
Fei Gan

*	Director	March 24, 2021
Jin Wang

* By	/s/ Yimin Jin
Yimin Jin, Attorney-in-Fact

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